Exhibit 99.2

Dorchester Minerals, LP

2005 Annual Meeting

Annual Meeting of the Limited Partners

May 4, 2005

Forward-Looking Statements

Portions of this document may constitute “forward-looking statements” as defined by federal law. Such statements are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Examples of such uncertainties and risk factors include, but are not limited to, changes in the price or demand for oil and natural gas, changes in the operations on or development of the Partnership’s properties, changes in economic and industry conditions and changes in regulatory requirements (including changes in environmental requirements) and the Partnership’s financial position, business strategy and other plans and objectives for future operations. These and other factors are set forth in the Partnership’s filings with the Securities and Exchange Commission.

Presentation Outline

2004 Highlights

– Financial – Operational

2004 Reserves

Peer Group Comparison 2004 Activity Highlights

– Royalty Properties

– Net Profits Interests (NPI)

Looking Ahead to 2005

2004 Highlights

2004 Financial Highlights

Increase in Net Income

– 2004: $30.08 million

– 2003: ($26.83 million)

Increase in Lease Bonus and Other Income

– 2004: $1.61 million

– 2003: $0.29 million

Increase in Limited Partner Distributions

– 2004: $47.95 million

– 2003: $39.97 million

2004 Highlights

Quick Look at 2004 Distributions

Distributions Paid in 2004 – Reflects Q4 2003 to Q3 2004 Activity

Royalty Revenue $26.3 MM NPI Revenue $23.3 MM Other Revenue $2.0 MM

Total Revenue $51.6 MM

LP Distribution $46.5 MM GP Distribution $1.2 MM Total Expenses $3.9 MM

2004 Highlights

2004 Operational Highlights

Acquired High-Quality Assets in Exchange for 1.2 million Limited Partner Units 196 New Wells Completed on Royalty Properties 25 New Wells Drilled on NPI Properties Reserves Increased to 93.1 Bcfe Integrated Garland and Dallas Offices Successful Certification of Internal Controls under Sarbanes-Oxley Act of 2002

2004 Highlights

Volumes – Prices – Distributions

Mcfepd per 1000 Units

$1.40 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

2003

2004 2005

0.974 1.052 1.145 1.107 1.108 1.052 1.055 1.048 1.025

Volumes – Prices – Distributions

Average Gas Price per Mcf

$10.00 $8.00 $6.00 $4.00 $2.00 $0.00

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

2003

2004 2005

0.974 1.052 1.145 1.107 1.108 1.052 1.055 1.048 1.025

Volumes – Prices – Distributions

Quarterly Distribution per Unit

$1.40 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

2003

2004 2005

0.974 1.052 1.145 1.107 1.108 1.052 1.055 1.048 1.025

0.458 0.423 0.391 0.415 0.415 0.476 0.426 0.481

2004 Reserves

2004 Reserves

Total Proved Reserves 93.1 Bcfe

Reserves per Unit 3.30 Mcf

Proved Developed 99.4%

Reserve Replacement 100.4%

SEC PV10 $256 million

Reserve Life Index (R/P) 8.8

2004 Reserves

Oil 25%

Gas 75%

Product Mix

Royalty 57%

NPI 43%

Property Allocation

Peer Group Comparison

Distributions

Distributed $46.5 million ($1.70 per Unit) 8.8% Annual Yield on Common Units

2004 Yield based on 01/02/04 price (DMLP: $19.31 )

15% 12% 9% 6% 3% 0%

PBT SJT SBR HGT

Peer Average

DMLP CRT MTR

Peer Group Comparison

11.6%

10.8%

9.7%

9.3% 9.3%

8.8% 8.7% 8.5%

Unit Price

Price Appreciation of 24% ($4.61 per Unit) Market Capitalization Increased to $676 MM

Normalized 2004 Returns

40% 30% 20% 10% 0% -10% -20%

Q1 Q2 Q3 Q4

Peer Group Comparison

DMLP Peer Average NASDAQ Composite

Reserve Replacement

2004 Reserve Replacement (Proved Developed)

115% 110% 105% 100% 95% 90% 85% 80%

SJT PBT SBR DMLP CRT

Peer Average

HGT MTR

Peer Group Comparison

107.9%

106.4%

102.6%

100.4% 100.0% 99.8%

91.8%

83.3%

2004 Activity Highlights

Developing Plays

Montana

Horizontal Bakken

Mid-Continent

Granite Wash

Delaware Basin

Pennsylvanian

South Texas

Wilcox Trend

North Texas

Barnett Shale

Alabama

Smackover

Arkansas

Fayetteville Shale

New York

Trenton/BR

2004 Activity Highlights

Royalty Property Highlights

Leasing Activity

– Consummated 41 leases and pooling elections

– Identified 196 new wells on royalty properties

– 109 active lease offers

Maximizing Value of Mineral Assets

– Lease bonus payments up to $500/acre

– Initial royalty terms averaged 24%

– Hybrid Leases—“Back-In” and “Look-Back”

2004 Activity Highlights

Royalty Property Highlights

Unnamed Field (South TX)

Unamed Operator

5 Wells Drilled

Avg. Test Rate: 10 MMcfd, 270 bopd

DMLP: 5.1% NRI

2004 Reserves: 3.8 Bcfe (1 well)

2004 Activity Highlights

Royalty Property Highlights

Canute North (Custer, OK)

Cimarex Energy

Test Rate: 4.9 MMcfd, 21 bopd

DMLP: 5.4% NRI

Additional Well Being Completed

2004 Reserves: 4.1 Bcfe (1 well)

2004 Activity Highlights

Royalty Property Highlights

Little Cedar Creek (Conecuh, AL)

Midroc Operating Company Unitized for Secondary Recovery DMLP: 1.3% NRI

Operator’s Reserves: 11.1 MMboe DMLP 2004 Reserves: 2.0 MMboe

2004 Activity Highlights

Royalty Property Highlights

Brookeland (Tyler, TX)

Anadarko Petroleum

Test Rate: 11.8 MMcfd, 2,752 bopd

DMLP: 1.09% NRI

Additional Well Being Completed

No Reserves Assigned in 2004

2004 Activity Highlights

Net Profits Interest Highlights

Hugoton Operated Properties

– Average gas rate of 14,660 Mcfd

– Continuing well stimulation program

Other Activity

– Participated with working interest in 25 wells

– Oklahoma, Texas, Montana and Arkansas

Maximize Value of Mineral Assets

– Access to well information

– Unburdened working interests from 0.1% to 7.0%

– Leverage geographic diversification

2004 Activity Highlights

Net Profits Interest Highlights

Des Moines (Washita, OK)

Cimarex Energy

13,200 ft

Test Rates up to 6.5 MMcfd

DMLP: 7.03% WI (8.78% NRI)

Estimated Reserves: 2.2 Bcfe/well

2004 Activity Highlights

Net Profits Interest Highlights

Horizontal Bakken (Richland, MT)

Various Operators

Two Multi-Lateral Wells Completed

Test Rates up to 789 bopd

1 Well Drilling and 1 Proposed

DMLP: up to 6.3% WI/NRI

Estimated Reserves: 300 Mboe (1 well)

2004 Activity Highlights

Net Profits Interest Highlights

Cherokee (Roger Mills, OK)

Chesapeake & JMA Energy

15,100 ft

Test Rates up to 6.7 MMcfd

DMLP: 0.2-1.6% WI/NRI

Estimated Reserves: 1.7 Bcf/well

2004 Activity Highlights

Net Profits Interest Highlights

Fayetteville Shale (Northern AR)

Southwestern Energy

1 Well Waiting on completion

DMLP: 6.3% WI/NRI

SWN Estimates 58-65 Bcf/section

Substantial Unleased Acreage

2004 Activity Highlights

Hybrid Lease A (9 Leases During 2004)

NRI Traditional Lease

100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0%

Lessee Interest 75%

Royalty Interest 25%

DMLP “Look-Back”

Lessee Interest 56.25%

Look-Back Interest 18.75% Royalty Interest 25%

Optional participation at casing point

2004 Activity Highlights

Hybrid Lease B (4 Leases During 2004)

NRI Traditional Lease

Lessee Interest 75% Royalty Interest 25%

100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0%

DMLP “Back-In”

Lessee Interest 75% ORRI 5% Royalty Interest 20%

Lessee Interest 60% Back-In Interest 20% (APO) Royalty Interest 20%

2004 Activity Highlights

Looking Ahead to 2005

Dorchester Minerals, LP

2005 Annual Meeting

Annual Meeting of the Limited Partners

May 4, 2005